Exhibit 99.3

Registration Rights Agreement

Registration Rights Agreement (the "Agreement"), dated October 2, 2000, among Microsoft Corporation, a Washington corporation ("Microsoft"), Microsoft Licensing, Inc., a Nevada corporation and a wholly owned subsidiary of Microsoft ("Purchaser"), and Corel Corporation, a corporation existing under the laws of Canada ("Corel").

Reference is made to the Purchase Agreement, dated October 2, 2000 (the "Purchase Agreement"), among Corel, the Purchaser, and Microsoft pursuant to which Corel will issue and sell to the Purchaser, on the terms set forth therein, 24,000,000 of the Series A Participating Convertible Preferred Shares (the "Preferred Shares"), of Corel. Corel agrees with the Purchaser for the benefit of the Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

Section 1. Definitions. (a) As used in this Agreement and except as otherwise defined herein, the following defined terms shall have the following meanings:

"Affiliate" of any specified Person means any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified Person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise and shall be construed as such term is construed for purposes of Rule 405 under the Securities Act.

"Applicable Securities" means in relation to a Registration Statement the Registrable Securities identified in the related Demand Notice or Piggy-back Notice.

"Canadian Securities Legislation" means the securities legislation of each of the provinces and territories of Canada, the rules, regulations and instruments promulgated thereunder and the orders, rulings, decisions, policy statements and notices made or issued thereunder.

"Cdn$" means Canadian dollars.

"Commission" means the United States Securities and Exchange Commission.

"Common Shares " means the Common Shares of Corel.

"Demand Notice" means a notice given by a Holder or Holders pursuant to Section 2(a).

"Demand Registration Statement" means a registration statement filed under the Securities Act by Corel pursuant to the provisions of Section 2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

"Effectiveness Period" means, as to a Registration Statement or, if applicable, a final prospectus filed under Canadian Securities Legislation, the period during which such Registration Statement or final prospectus, as the case may be, is effective.

"Effective Time" means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.

"Electing Holder" means, with respect to a Registration, any Holder that has delivered a Demand Notice or a Piggy-back Notice hereunder or who will sell the Applicable Securities under the Registration Statement relating thereto.

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

"Holder" means any holder from time to time of Registrable Securities or securities convertible into, or exercisable or exchangeable for, Registrable Securities.

"Intended Offering Notice" shall have the meaning set forth in Section 3(a).

"NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

"Notice and Questionnaire" means a Notice of Registration Statement and Questionnaire substantially in the form of Exhibit A hereto.

"Person" means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, or other entity or organization, including a government or agency or political subdivision thereof.

"Piggy-back Notice" means a Notice given by a Holder pursuant to Section 3(a) hereof.

"Preferred Shares" shall have the meaning set forth in the Recitals to this Agreement.

"Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Corel under the Exchange Act and incorporated by reference therein.

"Registrable Securities" means (a) the Preferred Shares (but only to the extent necessary or desirable to register the offer and sale of such shares to a broker-dealer or other financial institution who will convert such shares and offer and sell the Common Shares or other securities issuable upon such conversion in a Registration pursuant to this Agreement), the Common Shares or other securities issuable upon conversion of the Preferred Shares, (b) any securities (including Preferred Shares and Common Shares) issued or distributed with respect to, or in exchange for, the Preferred Shares or such Common Shares pursuant to any reclassification, merger, consolidation, reorganization or other transaction ("Other Securities") or upon conversion, exercise or exchange of Other Securities and (c) any securities issued or distributed with respect to, or in exchange for, Other Securities (whether directly or indirectly through a series of transactions) pursuant to any reclassification, merger, consolidation, reorganization or other transaction or upon conversion, exercise or exchange of Other Securities, in each case other than Unrestricted Securities.

"Registration" means a registration under the Securities Act effected pursuant to Section 2 or Section 3 hereof or, if applicable, a qualification for distribution under Canadian Securities Legislation effected pursuant to Section 4 hereof.

"Registration Expenses" means all expenses incident to Corel's performance of or compliance with any Registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, fees of any stock exchange upon which the Registrable Securities are listed, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Corel and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by Corel against liabilities arising out of the public offering of Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers, but excluding fees and disbursements of counsel retained by any Holders, premiums and other costs of policies of insurance obtained by any Holders or their agents or underwriter against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all transfer taxes, underwriting discounts and commissions, if any, relating to Registrable Securities.

"Registration Statement" means a registration statement filed under the Securities Act by Corel pursuant to the provisions of Section 2 or Section 3 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

"Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

"Securities Act" means the U.S. Securities Act of 1933, as amended.

"Unrestricted Security" means any Registrable Security that (i) has been effectively registered under the Securities Act, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) under circumstances in which such Registrable Securities become freely transferrable under the Securities Act and any legend relating to restrictions on transfer under the Securities Act is removed, (iii) is transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto) or (iv) has otherwise been transferred and a new security not subject to transfer restrictions under the Securities Act or Canadian Securities Legislation has been delivered upon such transfer by or on behalf of Corel.

"US$" means United States dollars.

(b) The words "include," "includes" and "including," when used in this Agreement, shall be deemed to be followed by the words "without limitation."

(c) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

Section 2. Demand Registrations. (a) Any Holders shall have the right, on not more than four occasions in the aggregate, to require Corel to register for offer and sale under the Securities Act all or a portion of the Registrable Securities then outstanding subject to the requirements of this Section 2. As promptly as practicable after Corel receives a notice from any such Holder or Holders (a "Demand Notice") demanding that Corel register for offer and sale under the Securities Act Registrable Securities consisting, as to each Registration, of an amount of Registrable Securities held by such Holder or Holders equal to at least the lesser of (i)  25% of the aggregate amount of Registrable Securities then outstanding or issuable and (ii) Registrable Securities having an estimated market value of Cdn$50 million, subject to Section 2(b), Corel shall (i) prepare and, within 60 days after such request, file with the Commission a Demand Registration Statement relating to the offer and sale of the Applicable Securities on any applicable form as the Holder(s) who delivered the Demand Notice may reasonably request (which may include a "shelf" Registration Statement for use in connection with a delayed or continuous offering under Rule 415 promulgated under the Securities Act) and, thereafter, (ii) use reasonable efforts to cause such Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such Demand Registration Statement. Subject to Section 2(b), Corel shall use reasonable efforts to keep each Demand Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by the Electing Holders for resales of Applicable Securities for an Effectiveness Period ending on the earlier of (i) two years from the Effective Time of such Registration Statement and (ii) such time as all of such Applicable Securities have been disposed of by the Electing Holders.

Corel shall have the right to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a Registration Statement or offers and sales of Applicable Securities registered under a shelf Demand Registration Statement if the board of directors of Corel determines in good faith that such Registration would interfere with any pending financing, acquisition, corporate reorganization or other corporate transaction involving Corel or any of its subsidiaries and furnishes to the Electing Holders a copy of a resolution of the board of directors of Corel certified by the secretary of Corel stating such determination; provided, however, that Corel may postpone a Demand Registration or offers and sales of Applicable Securities under a shelf Demand Registration Statement no more than once in any 12 month period and that any such postponement period shall not exceed 90 days in the aggregate.Corel shall advise the Electing Holders of any such determination as promptly as practicable.

Corel may include in any registration requested pursuant to Section 2(a) hereof other securities for sale for its own account or for the account of another Person, subject to the following sentence. In connection with an underwritten offering, if the managing underwriter or underwriters advise Corel and the Electing Holders in writing that in its or their opinion the number of securities requested to be registered exceeds the number which can be sold in such offering without materially adversely affecting the pricing, timing or likely success of the offering (with respect to any offering, the "Maximum Number"), Corel shall include such Maximum Number in such Registration as follows: (i) first, the Applicable Securities requested to be registered, pro rata among the Electing Holders in proportion to their ownership of such Applicable Securities and (ii) second, any other securities requested to be included in such Registration. For purposes of this agreement, an "underwritten offering" shall be an offering pursuant to which securities are sold to a broker-dealer or other financial institution or group thereof for resale by them to investors.

The Holders requesting any Registration pursuant to Section 2(a) hereof shall have the right to withdraw such request (i) prior to the time the Demand Registration Statement in respect of such Registration has been declared effective, (ii) upon the issuance by a governmental agency or the Commission of a stop order, injunction or other order which interferes with such Registration, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than as a result of default by the Electing Holders, (iv) such withdrawal is requested by the Holders because of the occurrence of a significant negative change in market conditions or Corel's business, financial condition, results of operations or prospects since the date of the initial Demand Notice, (v) if Corel avails itself of Section 2(b) hereof, or (vi) if the Electing Holders are prevented pursuant to Section 2(c) hereof from selling any of the Applicable Securities requested to be registered; it being understood that such Registration shall be deemed not to have been requested for purposes of Section 2(a) hereof if the Holders requesting such Registration withdraw their request pursuant to (A) clause (i) above if such Holders agree to reimburse Corel for the reasonable out-of-pocket expenses it has incurred prior to such withdrawal in effecting such Registration, (B) clauses (ii), (iii), (iv) or (v) above or (C) clause (vi) above in circumstances where the Electing Holders are prevented from selling 50% or more of the Applicable Securities requested to be included in such Registration. If the Holders withdraw a request pursuant to Section 2(a) but Corel nevertheless determines to complete, within 30 days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, the Holders shall be entitled to participate in such Registration pursuant to Section 3 hereof, but in such case the Intended Offering Notice shall be required to be given to the Holders at least 10 business days prior to the anticipated filing date of the Registration Statement and the Holders shall be required to give the Piggy-back Notice no later than 5 business days after Corel's delivery of such Intended Offering Notice.

In the event that any Registration pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, the managing underwriter or underwriters shall be selected by the Holders who delivered the Demand Notice subject to the consent of Corel, which consent shall not be unreasonably withheld or delayed.

Section 3. Piggy-Back Registrations. (a) If at any time Corel intends to file on its behalf or on behalf of any of its securityholders a registration statement under the Securities Act in connection with a public offering of any securities of Corel (other than a registration statement on Form S-8 or Form S-4), then Corel shall give written notice (an "Intended Offering Notice") of such intention to each Holder at least 20 business days prior to the anticipated filing date of such registration statement. Such Intended Offering Notice shall offer to include in such registration statement for offer to the public such number or amount of Registrable Securities as each such Holder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by Corel of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Any Holder desiring to have Registrable Securities included in such registration statement and offered to the public shall so advise Corel in writing (the written notice of any such Holder being a "Piggy-back Notice") not later than 7 business days after Corel's delivery to such Holder of the Intended Offering Notice, setting forth the number of Registrable Securities that such Holder desires to have included in the registration statement and offered to the public. Upon the request of Corel, the Electing Holders shall enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. Each Holder shall be permitted to withdraw all or part of its Applicable Securities from any Registration pursuant to this Section 3 at any time prior to the sale thereof (or, if applicable, the entry into a binding agreement for such sale).

(b) In connection with an underwritten offering, if the managing underwriter or underwriters advise Corel in writing that in its or their opinion the number of securities proposed to be registered exceeds the Maximum Number with respect to such offering, Corel shall include in such Registration such Maximum Number as follows: (i) first, the securities that Corel proposes to sell, (ii) second, if any, securities required to be registered pursuant to the Registration Rights Agreement dated as of September 18, 2000, by and between Corel and Albans Investments Limited, (iii) third, the Applicable Securities requested to be included in such Registration pro rata among the Electing Holders thereof based on the respective amount of Applicable Securities owned by them and (iv) fourth, if any, securities held by other securityholders of Corel who have requested that their securities be included in such Registration Statement and who hold contractual registration rights with respect to such securities.

(c) The rights of the Holders pursuant to Section 2 hereof and this Section 3 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, Corel may abandon and/or withdraw any registration as to which rights under Section 3 may exist at any time and for any reason without liability hereunder. In such event, Corel shall notify each Holder that has delivered a Piggy-back Notice to participate therein. No Registration of Registrable Securities effected pursuant to a request under this Section 3 shall be deemed to be, or shall relieve Corel of its obligation to effect, a Registration upon request under Section 2 hereof. Corel may enter into other registration rights agreements; provided, however, that the rights and benefits of a securityholder with respect to registration of Corel's securities as contained in any such other agreement shall be consistent with, and no more favorable to such securityholder than, the rights and benefits of holders of Registrable Securities as contained in this Agreement.

Section 4. Canadian Registration Rights. Notwithstanding anything to the contrary contained herein, where any sale by a Holder or Holders of Registrable Securities in one or more provinces or territories of Canada would constitute a distribution within the meaning of applicable Canadian Securities Legislation, any such Holder shall have (i) rights similar to those granted in Section 2(a) hereof to cause Corel to prepare and file a prospectus such that the Registrable Securities can be distributed to the public in such Canadian jurisdiction(s) in accordance with applicable Canadian Securities Legislation and (ii) rights similar to those granted in Section 3(a) hereof in respect of any prospectus filed by Corel with the securities regulatory authorities of one or more provinces or territories of Canada in connection with the qualification by prospectus of any of Corel's securities for distribution to the public in any such Canadian jurisdictions; in each case, with any adjustments as may be necessary to achieve, in the case of clause (i), the results intended by Section 2(a) hereof and all related provisions of this Agreement and, in the case of clause (ii), the results intended by Section 3(a) hereof and all related provisions of this Agreement, each in the context of a sale of Registrable Securities in Canada made in compliance with applicable Canadian Securities Legislation; it being understood that Corel shall comply with the provisions of Section 5 hereof, adjusted as necessary in the context of a sale of Registrable Securities in any province or territory of Canada made in compliance with applicable Canadian Securities Legislation.

Section 5. Registration Procedures. In connection with a Registration Statement, the following provisions shall apply:

(a) Each Electing Holder shall in a timely manner (i) deliver to Corel and its counsel a duly completed Notice and Questionaire and (ii) provide Corel and its counsel with such other information as to itself as may be required by law for inclusion in the Registration Statement.

(b) Corel shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Registration Statement initially filed with the Commission, and shall furnish to such Electing Holders copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

(c) Corel shall promptly take such action as may be reasonably necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which Corel is required to keep a Registration Statement continuously effective under Section 2(a) (other than any period during which it is entitled and elects to postpone offers and sales under Section 2(b) (each, a "Postponement Period")) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Corel shall, promptly upon learning thereof, advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:

(a) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

(c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(d) of the receipt by Corel of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(e) following the effectiveness of any Registration Statement, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Electing Holders to suspend the use of the Prospectus until the requisite changes have been made which instruction such Electing Holders agree to follow); and

(f) if at any time any of the representations and warranties of Corel contemplated by paragraph (l) below cease to be true and correct or will not be true and correct as of the closing date for theoffering.

(e) Corel shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

(f) Corel shall furnish to each Electing Holder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

(g) Corel shall, during the period during which Corel is required to keep a Registration Statement continuously effective under Section 2(a) or elects to keep effective under Section 3(a), deliver to each Electing Holder and any managing underwriter or agent, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto and other documents as they may reasonably request to facilitate the distribution of the Registrable Securities; and Corel consents (except during the continuance of any event described in Section 5(d)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by each of the Electing Holders and any managing underwriter or agent in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

(h) Prior to any offering of Applicable Securities pursuant to the Registration Statement, Corel shall (1) use reasonable efforts to register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under any applicable securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (2) use reasonable efforts to keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which Corel is required to keep a Registration Statement continuously effective under Section 2(a) or elects to keep effective under Section 3(a) and (3) take any and all other actions reasonably requested by an Electing Holder which are necessary or advisable to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that nothing contained in this Section 5(h) shall require Corel to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(h) or (B) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject.

(i) Corel shall, if requested by the Electing Holders, use reasonable best efforts to cause all such Applicable Securities to be sold pursuant to the Registration Statement to be listed on any securities exchange or automated quotation service on which securities of Corel are listed or quoted.

(j) Corel shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any securities exchange or automated quotation service on which any securities of Corel are listed and quoted, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders or any managing underwriter or agent may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

(k) Upon the occurrence of any fact or event contemplated by Section 5(d)(v) hereof, Corel shall promptly prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, after such amendment or supplement, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be required to take any such action during a Postponement Period (but it shall promptly thereafter). In the event that Corel notifies the Electing Holders of the occurrence of any event contemplated by Section 5(d)(v) hereof, each Electing Holder agrees, as a condition of the inclusion of any of such Electing Holder's Applicable Securities in the Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

(l) Corel shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take all other reasonable and appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to Section 7 hereof. In addition, in such agreements, Corel will make such representations and warranties to the Electing Holder(s) and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary equity offerings. The Electing Holder(s) shall be party to such agreements and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Corel to and for the benefit of such underwriters shall also be made to and for the benefit of the Electing Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Electing Holders. No Electing Holder shall be required to make any representations or warranties to or agreements with Corel or the underwriters or agents other than representations, warranties or agreements relating to such Electing Holder, its Registrable Securities and its intended method of distribution or any other representations required by law.

(m) Corel agrees, if requested by the managing underwriter in an underwritten offering, not to effect any public sale or distribution of any securities the same as or similar to the Registrable Securities registered under the Registration Statement relating to such offering, or any securities convertible into or exchangeable or exercisable for such Registrable Securities, during the seven day period prior to, and during the 90-day period beginning on, the effective date of a Registration Statement filed under Section 2 or, if later, the commencement of the public distribution of securities to the extent timely notified in writing by the managing underwriters. The Purchaser agrees, if reasonably requested by the managing underwriter in an underwritten primary offering of equity securities by Corel or securities convertible into or exchangeable for such securities, not to effect a public sale or distribution of Registrable Securities the same as or similar to those being registered in such underwritten offering (except as part of such offering) during the seven day period prior to, and during the 90 day period beginning on, the effective date of the registration statement relating thereto or, if later, the commencement of the public distribution of such securities, to the extent timely notified in writing by such managing underwriter; provided, however, that the foregoing shall not apply to more than one such underwritten offering in any twelve month period.

(n) Corel shall use best efforts to:

(i) (A) make reasonably available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of Corel and its subsidiaries, and (B) cause Corel's officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated by Corel, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is required in connection with a court proceeding after such advance notice to Corel (to the extent practicable in the circumstances) so as to permit Corel to contest the same, or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt Corel's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

(a) in connection with any underwritten offering, obtain opinions of counsel to Corel (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters) addressed to the underwriters, covering the matters customarily covered in opinions requested in secondary underwritten offerings of equity securities, to the extent reasonably required by the applicable underwriting agreement;

(b) in connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of Corel (and, if necessary, from the independent public accountants of any subsidiary of Corel or of any business acquired by Corel for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings of equity securities;

(c) in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by any Electing Holders participating in such underwritten offering and the underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions contained in the underwriting agreement or other agreements entered into by Corel; and

(d) use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, as soon as reasonably practicable (but not more than fifteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

(o) Not later than the effective date of the applicable Registration Statement, Corel shall provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

(p) Corel shall cooperate with each Electing Holder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

(q) As promptly as practicable after filing with the Commission of any document which is incorporated by reference into the Registration Statement or the Prospectus, Corel shall provide copies of such document to counsel for each Electing Holder and to the managing underwriters and agents, if any.

(r) Corel shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(s) Corel shall use reasonable best efforts to take all other steps necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.

Section 6. Registration Expenses. Corel shall bear the Registration Expenses in connection with the performance of its obligations under Sections 2, 3, 4 and 5 hereof. The Electing Holders shall bear all other expenses relating to any Registration or sale in which such Electing Holders participate, including without limitation the fees and expenses of counsel to such Electing Holders and any applicable underwriting discounts or commissions.

Section 7. Indemnification and Contribution. (a) Upon the Registration of Applicable Securities pursuant to Section 2 or 3 hereof, Corel shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Applicable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by Corel to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Corel hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Corel shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to Corel by such Indemnified Person or its agent expressly for use therein; provided further, however, that Corel shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon the use of any Prospectus after such time as Corel has advised the Electing Holder in writing that a post-effective amendment or supplement thereto is required, except such Prospectus as so amended or supplemented.

(b) Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Applicable Securities in such Registration Statement, and shall cause each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities shall agree, as a consequence of facilitating such disposition of Applicable Securities, severally and not jointly, to (i) indemnify and hold harmless Corel, its directors and officers and each person, if any, who controls Corel within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which Corel or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Corel by such Holder, underwriter, selling agent or other securities professional or its agent expressly for use therein, and (ii) reimburse Corel for any legal or other expenses reasonably incurred by Corel in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by any Person entitled to indemnity (an "Indemnitee") under Section 7(a) or (b) hereof of notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against an Indemnitor (an "Indemnitor") under this Section 7, notify such Indemnitor in writing of the commencement thereof; but the omission so to notify the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent of any actual prejudice. In case any such action shall be brought against any Indemnitee and it shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnitor similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee (which shall not be counsel to the Indemnitor without the consent of the Indemnitee). After notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this Section 7 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof (other than reasonable costs of investigation) unless the Indemnitee shall have been advised by counsel that representation of the Indemnitee by counsel provided by the Indemnitor would be inappropriate due to actual or potential conflicting interests between the Indemnitee and the Indemnitor, including situations in which there are one or more legal defenses available to the Indemnitee that are different from or additional to those available to Indemnitor; provided, however, that the Indemnitor shall not, in connection with any one such action or separate but substantially similar actions arising out of the same general allegations, be liable for the fees and expenses of more than one separate set of counsel at any time for all Indemnitees, except to the extent that local counsel, in addition to their regular counsel, is required in order to effectively defend against such action. No Indemnitor shall, without the written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee. No indemnification shall be available in respect of the settlements of any action or claim effected by an Indemnitee without the prior written consent of the Indemnitor.

(d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an Indemnitee under Section 7(a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined solely by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 7(d) to contribute shall be several in proportion to the percentage of principal amount of Applicable Securities registered or underwritten, as the case may be, by them and not joint.

Section 8. Miscellaneous. (a) This Agreement, including this Section 8(a), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed, in the case of an amendment, by Corel and the Holders of a majority in aggregate of Registrable Securities, or in the case of a waiver or consent, by the party against whom the waiver or consent, as the case may be, is to be effective. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(a), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(b) All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

if to Corel, to:

Corel Corporation

1600 Carling Avenue

Ottawa, Ontario, CANADA

K1Z 8R7
Attention: Chief Financial Officer
Fax: (613) 761-9872

with a copy to:

McCarthy Tétrault

40 Elgin Street

Suite 1400

Ottawa, Ontario, Canada K1P 5K6

Attention: Robert D. Chapman
Fax: (613) 563-9386

if to Purchaser or any Holder, to:

Microsoft Corporation
One Microsoft Way

Redmond, Washington 98052-6399
Attention: Deputy General Counsel, Finance and Operations

Fax: (425) 869-1327

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: Duncan C. McCurrach

Fax: (212) 558-3588

(c) The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of and shall be bound by the terms and provisions of this Agreement. Except as provided herein respecting Holders, the terms and provisions of this Agreement shall not be assignable or transferable and there shall be no third-party beneficiaries hereto. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforecable by the respective legal successors and permitted assigns of the parties hereto and any Holder.

(d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(g) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable the intent of such provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(h) The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Electing Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Applicable Securities of such Holder.

(i)Each Electing Holder shall cooperate with respect to any Registration effected under this Agreement and shall provide such information, documents, and instruments as may be reasonably requested in connection therewith

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first above written.

COREL CORPORATION

By: " Derek Burney"
Name: Derek Burney
Title: Interim President and

Chief Executive Officer

MICROSOFT LICENSING, INC.

By: " John Connors"
Name: John Connors
Title: Vice President

MICROSOFT CORPORATION

By: "Steven A. Ballmer "
Name: Steven A. Ballmer
Title: President and CEO

Corel Corporation

Notice of Registration Statement

and

Questionnaire

(Date)

Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") among Corel Corporation ("Corel"), Microsoft Corporation and Microsoft Licensing, Inc. Corel [has filed] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ____ (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of Corel's [Title of Securities] (the "Securities"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each Holder of Registrable Securities is entitled to have the Registrable Securities owned by it included in the Registration Statement. In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to Corel's counsel at the address set forth herein. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire (i) will not be named as selling securityholders in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related Prospectus. Accordingly, Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

ELECTION

The undersigned Holder (the "Electing Holder") of Registrable Securities hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 7 of the Registration Rights Agreement, as if the undersigned Electing Holder were an original party thereto.

The Electing Holder hereby provides the following information to Corel and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1) (a) Full Legal Name of Electing Holder:

(b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:

(2) Address for Notices to Electing Holder:

Telephone:

Fax:

Contact Person:

(3) Except as set forth below in this Item (3), the undersigned does not beneficially own any Registrable Securities.

(a) Number and type of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

(b) Number and type of Registrable Securities which the undersigned wishes to be included in the Registration Statement:

(4) Beneficial Ownership of other securities of Corel:

Except as set forth below in this Item (4), the undersigned Electing Holder is not the beneficial or registered owner of any shares or any other securities of Corel, other than the Registrable Securities listed above in Item (3).

State any exceptions here:

(5) Relationships with Corel:

Except as set forth below, neither the Electing Holder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Corel (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6) Plan of Distribution:

Except as set forth below, the undersigned Electing Holder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Electing Holder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Electing Holder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Electing Holder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

In the event that the Electing Holder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to Corel, the Electing Holder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Electing Holder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Electing Holder understands that such information will be relied upon by Corel in connection with the preparation of the Registration Statement and related Prospectus.

In accordance with the Electing Holder's obligation under Section 5(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Electing Holder agrees to promptly notify Corel of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To Corel:

Corel Corporation

1600 Carling Avenue

Ottawa, Ontario, CANADA

K1Z 8R7
Attention: Chief Financial Officer
Fax: (613) 761-9872

(ii) With a copy to:

McCarthy Tétrault

40 Elgin Street

Suite 1400

Ottawa, Ontario, Canada K1P 5K6

Attention: Robert D. Chapman
Fax: (613) 563-9386

Once this Notice and Questionnaire is executed by the Electing Holder and received by Corel's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of Corel and the Electing Holder (with respect to the Registrable Securities beneficially owned by such Electing Holder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Electing Holder

By: _____________________________

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO COREL'S COUNSEL AT: